                                                         State of California

[SEAL]                                                      March Fong Eu                                                    Form LP

                                                         Secretary of State

                                                 CERTIFICATE OF LIMITED PARTNERSHIP
                                  IMPORTANT--Read instructions on back before completing this form

                  This Certificate is presented for filing pursuant to Section 15621, California Corporations Code.

====================================================================================================================================
1. NAME OF LIMITED PARTNERSHIP

NAP PROPERTIES, LTD., a California Limited Partnership

------------------------------------------------------------------------------------------------------------------------------------
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                                  CITY AND STATE                             ZIP CODE

   1941 S. Walker Avenue                                                          Monrovia, CA                               91016
------------------------------------------------------------------------------------------------------------------------------------
3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE   CITY                                       ZIP CODE

   N/A                                                                            CA

====================================================================================================================================
4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

   N/A

   THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON _____________________________________ 19 __________ WITH THE

   RECORDER OF_______________________________COUNTY.           FILE OR RECORDATION NUMBER _________________________________
------------------------------------------------------------------------------------------------------------------------------------
5. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)

   A. NAME: NEALE A. PERKINS                                       C. NAME: DAVID M. HOLMES

      ADDRESS: 1941 S. Walker Avenue                                  ADDRESS: 27281 Las Ramblas, Ste 155

      CITY: Monrovia        STATE: CA        ZIP CODE: 91016          CITY: Mission Viejo         STATE: CA          ZIP CODE: 92691
------------------------------------------------------------------------------------------------------------------------------------
   B. NAME: ARLENE HAMEL                                           D. NAME:

      ADDRESS: 1941 S. Walker Avenue                                  ADDRESS:

      CITY: Monrovia        STATE: CA        ZIP CODE: 91016          CITY:                        STATE:            ZIP CODE:

====================================================================================================================================
6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

      NAME: DAVID M. HOLMES, Esq.

      ADDRESS: 27281 Las Ramblas, Ste 155                             CITY: Mission Viejo          STATE: CA         ZIP CODE: 92691

====================================================================================================================================
7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE   8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR
   NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART       FILING CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND
   OF THIS CERTIFICATE.                                             CANCELLATION.

                             ---                                                                                   ---
   NUMBER OF PAGES ATTACHED:  0                                     NUMBER OF GENERAL PARTNER(S) SIGNATURES IS/ARE: 2
                             ---                                                                                   ---
                                                                                                         PLEASE INDICATE NUMBER ONLY
====================================================================================================================================
9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE
   OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)     =========================================
                                                                                               THIS SPACE FOR FILING OFFICER USE

/s/ Neale A. Perkins                          /s/ David M. Holmes                              8922300028
-------------------------------------------   ------------------------------------------
SIGNATURE Neale A. Perkins                    SIGNATURE David M. Holmes

General  Partner                    8/10/89   General Partner                    8/10/89

POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE

                                                                                                             FILED
/s/ Arlene Hamel
-------------------------------------------   ------------------------------------------    In the office of the Secretary of State
SIGNATURE Arlene Hamel                        SIGNATURE                                           of the State of California


General  Partner                    8/10/89                                                               AUG 11 1989
                                              ------------------------------------------
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE
========================================================================================               /s/ MARCH FONG EU
                                                                                                      --------------------
10. RETURN ACKNOWLEDGEMENT TO:                                                                            MARCH FONG EU
                                                                                                        SECRETARY OF STATE
NAME

ADDRESS  Law Offices of David M. Holmes, Inc.

CITY     27281 Las Ramblas, Ste. 155

STATE    Mission Viejo, CA 92691

ZIP CODE
========================================================================================
SEC/STATE REV. 1/88                         FORM LP. 1--FILING FEE: $70
                                            Approved by Secretary of State
====================================================================================================================================

                                                         State of California

[SEAL]                                                      March Fong Eu
                                                                                                                             Form LP
                                                         Secretary of State

                                           AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

                                  IMPORTANT--Read instructions on back before completing this form

                  This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

====================================================================================================================================
1. SECRETARY OF STATE FILE NO.         2. NAME OF LIMITED PARTNERSHIP
   (ORIGINAL CERTIFICATE--FORM LP-1)

          89 22300028                     NAP PROPERTIES, LTD, a California Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND
   PAGE. IF NECESSARY).

   A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

------------------------------------------------------------------------------------------------------------------------------------
   B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:                    E. GENERAL PARTNER NAME CHANGE:

      ADDRESS:                                                         OLD NAME:

      CITY:                  STATE:            ZIP CODE:               NEW NAME:
------------------------------------------------------------------------------------------------------------------------------------
   C. CALIFORNIA OFFICE ADDRESS CHANGE:                             F. GENERAL PARTNER(S) WITHDRAWN:

      ADDRESS:                                                         NAME:

      CITY:                  STATE: CA         ZIP CODE:               NAME:
------------------------------------------------------------------------------------------------------------------------------------
   D. GENERAL PARTNER ADDRESS CHANGE:                               G. GENERAL PARTNER ADDED:

      NAME:                                                            NAME: Scott T. O'Brien

      ADDRESS:                                                         ADDRESS: 1941 S. Walker Avenue

      CITY:                  STATE:            ZIP CODE:               CITY: Monrovia            STATE: CA           ZIP CODE: 91016
------------------------------------------------------------------------------------------------------------------------------------
   H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

      NAME:

      ADDRESS:                                                         CITY:                     STATE: CA           ZIP CODE:

------------------------------------------------------------------------------------------------------------------------------------

   I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE        J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED
      AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CON-            PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED
      TINUATION AND CANCELLATION IS CHANGED TO:                        PAGE(S).

                                              ---                                                ---
                                                                       NUMBER OF PAGES ATTACHED: -0-
                                              ---                                                ---
                                 (PLEASE INDICATE NUMBER ONLY).
====================================================================================================================================

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO
   THE IDENTIFIED CERTIFICATE OF LIMITED, PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND   ========================================
   DEED. (SEE INSTRUCTIONS)                                                                     THIS SPACE FOR FILING OFFICER USE

                                                                                               89 223 00028
/s/ David M. Holmes                           /s/ Scott T. O'Brien
-------------------------------------------   ------------------------------------------
SIGNATURE David M. Holmes                     SIGNATURE Scott T. O'Brien

General Partner                    12/04/89   General Partner                   12/04/89
-------------------------------------------   ------------------------------------------
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE
                                                                                                             FILED
                                                                                            In the office of the Secretary of State
/s/ Arlene Hamel                                                                                   of the State of California
-------------------------------------------   ------------------------------------------
SIGNATURE Arlene Hamel                        SIGNATURE                                                    FEB 21 1990

General Partner                     2/08/90
-------------------------------------------   ------------------------------------------                  /s/ March Fong Eu
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE         MARCH FONG EU, Secretary of State
========================================================================================

5. RETURN ACKNOWLEDGEMENT TO:

NAME     DAVID M. HOLMES

ADDRESS  DAVID M. HOLMES, INC.

CITY     27281 Las Ramblas, Ste. 155

STATE    Mission Viejo, CA 92691

ZIP CODE
========================================================================================
SEC/STATE REV. 1/88                                       FORM LP-2--FILING FEE: $__
                                                          Approved by Secretary of State
====================================================================================================================================

                                                         State of California

[SEAL]                                                    Secretary of State                                                 Form LP

                                           AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
                                  IMPORTANT--Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

------------------------------------------------------------------------------------------------------------------------------------
1. SECRETARY OF STATE FILE NO.         2. NAME OF LIMITED PARTNERSHIP
   (ORIGINAL CERTIFICATE--FORM LP-1)

   89  223  00028                         NAP PROPERTIES LTD., a California limited partnership
------------------------------------------------------------------------------------------------------------------------------------
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS:  COMPLETE  APPROPRIATE  SUB-SECTION(S) CONTINUE ON SECOND PAGE. IF
   NECESSARY).

   A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
------------------------------------------------------------------------------------------------------------------------------------
   B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:                 E. GENERAL PARTNER NAME CHANGE:

      ADDRESS:                                                      OLD NAME:

      CITY:                  STATE:            ZIP CODE:            NEW NAME:
------------------------------------------------------------------------------------------------------------------------------------
   C. CALIFORNIA OFFICE ADDRESS CHANGE:                          F. GENERAL PARTNER(S) WITHDRAWN:

      ADDRESS:                                                      NAME: NAP PROPERTY MANAGERS,  A General Partnership

      CITY:                  STATE: CA         ZIP CODE:            NAME:
------------------------------------------------------------------------------------------------------------------------------------
   D. GENERAL PARTNER ADDRESS CHANGE:                            G. GENERAL PARTNER ADDED:

      NAME:                                                         NAME: NAP  PROPERTY MANAGERS LLC; A Limited Liability Company

      ADDRESS:                                                      ADDRESS: 3120 East Mission Boulevard

      CITY:                  STATE:            ZIP CODE:            CITY: Ontario                STATE: CA           ZIP CODE: 91761
------------------------------------------------------------------------------------------------------------------------------------
   H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP:       I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS ____
                                                                    CHANGED TO:

      NAME:                                                         NAME:

      ADDRESS:                                                      ADDRESS:

      CITY:                  STATE:            ZIP CODE:            CITY:                        STATE: CA           ZIP CODE:
------------------------------------------------------------------------------------------------------------------------------------
   J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE     K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED
      AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT,              PARTNERS ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
      DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS
      CHANGED TO:
                                               ---                                              ---
                                                1                   NUMBER OF PAGES ATTACHED:
                                               ---                                              ---
                              (PLEASE INDICATE NUMBER ONLY)
------------------------------------------------------------------------------------------------------------------------------------
4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT
   TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT
   AND DEED. (SEE INSTRUCTIONS)                                                            =========================================
                                                                                               THIS SPACE FOR FILING OFFICER USE
   NAP Properties Ltd.                                                                                     89 223 00028
   by: NAP Property Managers LLC, a limited liability company


BY: /s/ Illegible
-------------------------------------------   ------------------------------------------
   SIGNATURE                                  SIGNATURE

   General Partner
   ----------------------------------------   ------------------------------------------
   POSITION OR TITLE                   DATE   POSITION OR TITLE                     DATE

   NAP Property Managers, LLC, a limited liability company


BY: /s/ Illegible                                                                                           FILED
   ----------------------------------------   ------------------------------------------     In the office of the Secretary of State
   SIGNATURE                                  SIGNATURE                                             of the State of California

   Member
   ----------------------------------------   ------------------------------------------
   POSITION OR TITLE                   DATE   POSITION OR TITLE                     DATE
===========================================================================================
5. RETURN ACKNOWLEDGMENT TO:                                                                              NOV - 1 1996

NAME     Michael K. Inglis, Esq.

ADDRESS  INGLIS, LEDBETTER & GOWER                                                               /s/ Bill Jones
                                                                                                 ------------------------------
CITY     500 S. Grand Avenue, #1800                                                              BILL JONES, Secretary of State

STATE    Los Angeles, CA 90071

ZIP CODE
===========================================================================================
SEC/STATE REV. 1/93                               FORM LP-2 -- FILING FEE: $15.00 Illegible

                                                         State of California

                                                            March Fong Eu

[SEAL]                                                   Secretary of State                                                  Form LP

                                           AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

                                  IMPORTANT--Read instructions on back before completing this form

                  This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

====================================================================================================================================
1. SECRETARY OF STATE FILE NO.         2. NAME OF LIMITED PARTNERSHIP
   (ORIGINAL CERTIFICATE--FORM LP-1)

   89 22300028                            NAP PROPERTIES, LTD., a California Limited Partnership

------------------------------------------------------------------------------------------------------------------------------------
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECT1ON(S) CONTINUE ON SECOI
   PAGE, IF NECESSARY).

   A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

------------------------------------------------------------------------------------------------------------------------------------
   B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:                 E. GENERAL PARTNER NAME CHANGE:

      ADDRESS: 3120 E. Mission Blvd., Box 51478                     OLD NAME:

      CITY: Ontario          STATE: CA         ZIP CODE: 91761      NEW NAME:

------------------------------------------------------------------------------------------------------------------------------------
   C. CALIFORNIA OFFICE ADDRESS CHANGE:                          F. GENERAL PARTNER(S) WITHDRAWN:

      ADDRESS:                                                      NAME:

      CITY:                  STATE: CA         ZIP CODE:            NAME:

------------------------------------------------------------------------------------------------------------------------------------
   D. GENERAL PARTNER ADDRESS CHANGE:                            G. GENERAL PARTNER ADDED:

      NAME:                                                         NAME:

      ADDRESS:                                                      ADDRESS:

      CITY:                  STATE:            ZIP CODE:            CITY:                        STATE:              ZIP CODE:

------------------------------------------------------------------------------------------------------------------------------------
   H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

      NAME:

      ADDRESS:                                                      CITY:                        STATE: CA           ZIP CODE:
------------------------------------------------------------------------------------------------------------------------------------
   I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE     J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED
      AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION,              PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
      CONTINUATION AND CANCELLATION IS CHANGED TO:

                                             ---                                              ---
                                                                    NUMBER OF PAGES ATTACHED:  1
                                             ---                                              ---

                                (PLEASE INDICATE NUMBER ONLY).
====================================================================================================================================
4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT      =========================================
   TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT       THIS SPACE FOR FILING OFFICER USE
   AND DEED. (SEE INSTRUCTIONS)
                                                                                               89 223 00028


/s/ Neale A. Perkins                          /s/ Arlene Hamel
-------------------------------------------   ------------------------------------------
SIGNATURE Neale A. Perkins                    SIGNATURE Arlene Hamel


General Partner                     10/5/90   General Partner                    10/5/90
-------------------------------------------   ------------------------------------------
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE


                                                                                                             FILED
/s/ Scott T. O'Brien                          /s/ David M. Holmes                           In the office of the Secretary of State
-------------------------------------------   ------------------------------------------            of the State of California
SIGNATURE Scott T. O'Brien                    SIGNATURE David M. Holmes
                                                                                                        OCT 15 1990


General Partner                     10/5/90   General Partner                    10/5/90             /s/ March Fong Eu
-------------------------------------------   ------------------------------------------             -----------------
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE               MARCH FONG EU
========================================================================================             SECRETARY OF STATE
5. RETURN ACKNOWLEDGEMENT TO:

NAME     David M. Holmes, Esq.

ADDRESS  Law Offices of David M. Holmes, Inc.

CITY     27281 Las Ramblas, Ste. 155

STATE    Mission Viejo, CA 92691

ZIP CODE
================================================================================
SEC/STATE REV. 1/88                                    FORM LP-2--FILING FEE:$15
                                                  Approved by Secretary of State
====================================================================================================================================

                                  ATTACHMENT 2

                 AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
                                   (Form LP-2)
             NAP PROPERTIES, LTD., a California Limited Partnership
                      Original Certificate No. 89 22300028

     The consent and signatures of any three (3) of the General Partners named in this Partnership's Certificate of Limited Partnership, as Amended, shall be required to encumber or to convey title to any real property held in the Partnership name by a conveyance as defined in Section 15010.5(2) of the California Corporations Code executed in the Partnership name.

                                        General Partners:


                                        /s/ NEALE A. PERKINS
                                        ----------------------------------------
                                        NEALE A. PERKINS


                                        /s/ ARLENE HAMEL
                                        ----------------------------------------
                                        ARLENE HAMEL


                                        /s/ SCOTT T. O'BRIEN
                                        ----------------------------------------
                                        SCOTT T. O'BRIEN


                                        /s/ DAVID M. HOLMES
                                        ----------------------------------------
                                        DAVID M. HOLMES


                                        Limited Partner:


                                        /s/ NEALE A. PERKINS
                                        ----------------------------------------
                                        NEALE A. PERKINS

                                                                      8922300028

                                                         State of California

[SEAL]                                                   Secretary of State
                                                                                                                           Form LP-2

                                           AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

                                  IMPORTANT--Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

====================================================================================================================================
1. SECRETARY OF STATE FILE NO.         2. NAME OF LIMITED PARTNERSHIP
   (ORIGINAL CERTIFICATE--FORM LP-1)

    89 223 00028                          NAP PROPERTIES, LTD., a California limited partnership

------------------------------------------------------------------------------------------------------------------------------------
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE. IF
   NECESSARY).

   A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

------------------------------------------------------------------------------------------------------------------------------------
   B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:                    E. GENERAL PARTNER NAME CHANGE:

      ADDRESS:                                                         OLD NAME:

      CITY:                  STATE:            ZIP CODE:               NEW NAME:

------------------------------------------------------------------------------------------------------------------------------------
   C. CALIFORNIA OFFICE ADDRESS CHANGE:                             F. GENERAL PARTNER(S) WITHDRAWN:

      ADDRESS:                                                         NAME: SEE ATTACHED PAGE

      CITY:                  STATE: CA         ZIP CODE:               NAME:

------------------------------------------------------------------------------------------------------------------------------------
   D. GENERAL PARTNER ADDRESS CHANGE:                               G. GENERAL PARTNER ADDED:

      NAME:                                                            NAME: NAP Property Managers, a general partnership

      ADDRESS:                                                         ADDRESS: 3120 East Mission Boulevard

      CITY:                  STATE:            ZIP CODE:               CITY: ONTARIO,            STATE: CA           ZIP CODE: 91767

------------------------------------------------------------------------------------------------------------------------------------
   H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP:          I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS
                                                                       BEEN CHANGED TO:

      NAME:                                                            NAME:

      ADDRESS:                                                         ADDRESS:

      CITY:                  STATE:            ZIP CODE:               CITY:                     STATE: CA           ZIP CODE:

------------------------------------------------------------------------------------------------------------------------------------
   J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE        K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED
      AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT,                 PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED
      DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS            PAGE(S).
      CHANGED TO:

                                              ---                                                ---
                                               1                       NUMBER OF PAGES ATTACHED:  1
                                              ---                                                ---
                                 (PLEASE INDICATE NUMBER ONLY)
====================================================================================================================================
4.IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO
  THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND   =========================================
  DEED. (SEE INSTRUCTIONS)                                                                     THIS SPACE FOR FILING OFFICER USE

    NAP Properties, Ltd.                                                                       89 223 00028
BY: NAP Property Managers, a general partnership
                                                                                                             FILED
                                                                                            In the office of the Secretary of State
By: /s/ Illegible                                                                                     of the State of California
-------------------------------------------   ------------------------------------------
   SIGNATURE                                  SIGNATURE                                                    NOV - 1 1996

General Partner
-------------------------------------------   ------------------------------------------          /s/ BILL JONES
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE          ----------------------------------
                                                                                                  BILL JONES, Secretary of State
   NAP Property Managers, a general partnership


By /s/ Illegible
   ----------------------------------------   ------------------------------------------
   SIGNATURE                                  SIGNATURE

General Partner
-------------------------------------------   ------------------------------------------
POSITION OR TITLE                      DATE   POSITION OR TITLE                     DATE
========================================================================================
5. RETURN ACKNOWLEDGEMENT TO:

NAME     Michael K. Inglis, Esq.

ADDRESS  Inglis, Ledbetter & Gower

CITY     500 S. Grand Ave., #1800

STATE    Los Angeles, CA 90071

ZIP CODE
========================================================================================
SEC/STATE REV. 1/93                                        FORM LP-2--FILING FEE: $15.00
                                                                      __________________
====================================================================================================================================

F.   General Partners Withdrawn

     Scott T. O'Brien, David M. Holmes, Arlene Hamel and Neale A. Perkins

                                                                    89 223 00028

                               State of California

[SEAL]                         Secretary of State

                                   Bill Jones
                                                                                         FILED
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP                         In the Office of the Secretary of State
                                                                                of the State of California

                                                                                        SEP 21 2001

                  A $30.00 filing fee must accompany this form.
            IMPORTANT--Read instructions before completing this form.

                                                                                    /s/ BILL JONES
                                                                                --------------------------------
                                                                                BILL JONES, Secretary of State

                                                                               This Space For Filing Use Only
----------------------------------------------------------------------------------------------------------------
1. SECRETARY OF STATE FILE NUMBER   2. NAME OF LIMITED PARTNERSHIP
   198922300028                     NAP Properties, Ltd., a California Limited Partnership
----------------------------------------------------------------------------------------------------------------
3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
----------------------------------------------------------------------------------------------------------------
   A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "LP.")
----------------------------------------------------------------------------------------------------------------
   B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE

      ADDRESS 1400 Marsh Landing Parkway #112

      CITY    Jacksonville                              STATE FL                          ZIP CODE 32250
----------------------------------------------------------------------------------------------------------------
   C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT

      STREET ADDRESS

      CITY                                              STATE CA                          ZIP CODE
----------------------------------------------------------------------------------------------------------------
   D. THE ADDRESS OF GENERAL PARTNER(S)

      NAME

      ADDRESS

      CITY                                              STATE                             ZIP CODE
----------------------------------------------------------------------------------------------------------------
   E. NAME CHANGE OF A GENERAL PARTNER         FROM:                                 TO:

----------------------------------------------------------------------------------------------------------------
   F. GENERAL PARTNER(S) CESSATION

----------------------------------------------------------------------------------------------------------------
   G. GENERAL PARTNER ADDED

      NAME

      ADDRESS

      CITY                                              STATE                             ZIP CODE
----------------------------------------------------------------------------------------------------------------
   H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP

      NAME

      ADDRESS

      CITY                                              STATE                             ZIP CODE
----------------------------------------------------------------------------------------------------------------
   I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service
----------------------------------------------------------------------------------------------------------------
   J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS

      ADDRESS

      CITY                                              STATE CA                          ZIP CODE
----------------------------------------------------------------------------------------------------------------
   K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER,
      DISSOLUTION, CONTINUATION AND CANCELLATION
                                                 ---

                                                 ---
----------------------------------------------------------------------------------------------------------------
   L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

----------------------------------------------------------------------------------------------------------------
4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) 0
----------------------------------------------------------------------------------------------------------------
5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT
   I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

      NAP Property Managers, LLC, General Partner

      By: /s/ Armor Holding Properties, Inc. Member
      ---------------------------------------------                        -------------------------------------
                     POSITION OR TITLE                                     PRINT NAME                       DATE


      By: /s/ Robert R. Schiller         V.P.                              Robert R. Schiller
      ---------------------------------------------                        -------------------------------------
      SIGNATURE                   POSITION OR TITLE                        PRINT NAME                       DATE

----------------------------------------------------------------------------------------------------------------
      SEC/STATE (REV. 10/98)                                                      FORM LP-2--FILING FEE: $30.00
                                                                                  Approved by Secretary of State
----------------------------------------------------------------------------------------------------------------